UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification No.)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Intermune, Inc. is filing this Current Report on Form 8-K (the “Report”) solely to reflect the retrospective application of the Financial Accounting Standards Board (the “FASB”) Staff Position (“FSP”) Accounting Principles Board (“APB”) No. 14-1, Accounting for Convertible Debt Instruments that May be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”) that significantly impacts the accounting for convertible debt. This FSP was issued in May 2008 and we adopted it on January 1, 2009. The FSP requires the issuer of convertible debt that may be settled in shares or cash upon conversion at their option, such as our 0.25% convertible senior notes due March 2011 (the “2011 Notes”) that are currently outstanding, to account for their liability and equity components separately by bifurcating the conversion option from the debt instrument, classifying the conversion option in equity and then accreting the resulting discount on the debt as additional interest expense over the expected life of the debt. The value assigned to the debt component would be the estimated fair value, as of the issuance date, of a similar bond without the conversion feature. The residual amount is allocated to the equity component. Although FSP ABP 14-1 has no impact on our actual past or future cash flows, it requires us to record non-cash interest expense as the debt discount is amortized. The adoption requires retrospective application; therefore, our previously reported financial statements for each of the three years in the period ended December 31, 2008 have been adjusted to reflect this adoption.

Exhibit 99.1 to this Report includes information previously presented under Item 6 – Selected Financial Data, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 – Financial Statements and Supplementary Data as presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”). Each such item has been revised to reflect the retrospective adoption of FSP APB 14-1 for all periods presented and Exhibit 99.1 is incorporated herein by reference.

The information in Exhibit 99.1 to this Report does not reflect events or developments that occurred after March 10, 2009, and does not modify or update disclosures in the Form 10-K in any way, other than to reflect the adoption of FSP APB 14-1 as described above. The information in Exhibit 99.1 to this Report should be read in conjunction with the Form 10-K filed March 16, 2009, the Company’s Forms 10-Q as filed May 11, 2009 and August 7, 2009, the Company’s Current Reports on Form 8-K, and any other documents filed by Intermune, Inc. under the Securities Exchange Act of 1934 subsequent to March 10, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Revised Consolidated Financial Statements and Supplementary Data for the year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.

Dated: August 31, 2009	By:	/s/ JOHN C. HODGMAN
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer

EXHIBIT INDEX

Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Revised Consolidated Financial Statements and Supplementary Data for the year ended December 31, 2008

4